Sheridan, WY Tel: 1-307-212-4657 Email: info@dinatrum.com Website: www.dinatrum.com Stock Symbol: AFPW

Alumifuel Retains Auditor

Huntsville, Ontario - Dinatrum/Alumifuel Power Corporation ("Dinatrum" or the "Company") (OTC Markets: AFPW) April 28, 2021, Mr. Pedro Villagran-Garcia, President & CEO, is pleased to announce that on December 5, 2020, Alumifuel Power Corporation, a Wyoming Corporation (the "Company"), received notice from BF Borgers CPA PC ("Borgers"), that Borgers had been retained as the independent Registered Public Accountant and Auditing Firm of the Company.

Once retained and having a fully signed and executed Engagement Agreement, Alumifuel Power Corporation received the Reports regarding the Company's financial statements as of December 31, 2016 and that the statement of operations, stockholders' equity (deficit) and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports from Borgers clearly stated that there is no doubt about the Company's ability to continue as a going concern.

While the Company prepared financial statements as of December 31, 2016, including the statement of operations, stockholders' equity (deficit) and cash flows for the years then ended, Borgers did not render a Final Audited Report for the Company's financial statements as of December 31, 2016.

As of today, Borgers has not resigned as our Auditor and we have contacted D. Brooks and Associates CPA's in order to receive confirmation from them to proceed to work on the Company's audited financial statements and bring the company back FULLY REPORTING. D. Brooks and Associates CPA's is also willing to grant consent to proceed with the issuance of the December 31, 2016 Audit.

DINATRUM, INC./ALUMIFUEL POWER CORPORATION

DINATRUM is a Real Estate Investment Trust with projects within North America and also a Clean Energy Company focused on Hydrogen Applied Sciences. Under SEC Fair Disclosure Guidelines, persons interested in Alumifuel Power Corporation can expect disclosures and updates at OTC Markets, the company's website, www.dinatrum.com and www.alumifuelinc.com

Twitter: www.Twitter.com/afpw_ir

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LinkedIn:  https://www.linkedin.com/company/dinatrum1

LinkedIn:  https://www.linkedin.com/company/alumifuel

On behalf of the Board,

"Pedro Villagran-Garcia"

Pedro Villagran-Garcia, President & CEO

Alumifuel Power Corporation

For further information, please contact the company at 1-307-212-4657 or by email at info@dinatrum.com

Forward Looking Statements

Certain information contained in this press release, including any information as to our strategy, plans or future financial or operating performance and other statements that express management's expectations or estimates of future performance, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are forward-looking statements. The words "believe," "expect," "will," "anticipate," "contemplate," "target," "plan," "continue," "budget," "may," "intend," "estimate," "project" and similar expressions identify forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays beyond the company's control with respect to its plans or operations. Our actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation those set forth as "Risk Factors" in our filings with the SEC which can be found at www.sec.gov. There may be other factors not mentioned above or included in the Company's SEC filings that may cause actual results to differ materially from those projected in any forward-looking statement. The Company disclaims any intention or obligation to update or revise any forward-looking statements whether because of new information, future events or otherwise, except as required by applicable law.